Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Edward Low, the Chief Financial Officer of Owlhead Minerals Corp., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the report on Form 10-Q of Owlhead Minerals Corp., for the quarterly period ended September 30, 2014, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Owlhead Minerals Corp.

Date: December 19, 2014

/s/ Edward Low
Edward Low
Chief Financial Officer
(Principal Financial Officer)